PAGE 1
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KEYSTONE STRATEGIC DEVELOPMENT FUND
Seeks capital growth by investing in companies involved in raw materials and infrastructure development.

DEAR SHAREHOLDER:

We are pleased to report on the performance of Keystone Strategic Development Fund for the six-month period which ended September 30, l995.

PERFORMANCE

For the period which ended September 30, 1995, your Fund generated the following returns:

   Class A shares returned 11.86% for the six-month period and 0.90% for the eleven-month life of the Class.

   Class B shares returned 11.46% for the six-month period and 0.20% for the eleven-month life of the Class.

   Class C shares returned 11.46% for the six-month period and 0.20% for the eleven-month life of the Class.

   The Morgan Stanley Capital International World Index, representing the performance of stocks from more than 20 countries including the U.S., returned 10.09% for the six-month period and 11.26% for the eleven-month period.

   We are pleased with your Fund's strong recovery after a difficult period at the start of 1995. Your Fund's emphasis on stocks in the developed and emerging world markets was adversely affected by the devaluation of the Mexican peso in December 1994. As we stated when we wrote to you six months ago, we believed that the peso's devaluation had a ripple effect on the emerging markets, temporarily halting the impressive performance of these markets. We think your Fund's recent positive performance is evidence of a recovery, helped by receding fears and our careful stock selection.

   Throughout the six-month period we continued to emphasize companies that we believed would benefit from the tremendous long-term fundamental growth we foresee in certain parts of the world. Raw materials and infrastructure stocks remained your Fund's focus. We believe these types of companies will be the first to benefit from the rapid growth forecasted for developing countries.

   We continue to believe in the long-term potential of these companies. High growth rates are expected for many of the markets and companies in which we invest. But, there are significant challenges, and we expect progress will be uneven. This may require some patience for investors and a long-term approach. Keystone designed this unique Fund because of the unusual growth opportunities we expect for industrial and infrastructure stocks.

   Thank you for your continued support of Keystone Strategic Development Fund. We encourage you to write to us with any questions you may have about your investment.

Sincerely,

/s/ Albert H. ELfner, III                    /s/ George S. Bissell

Albert H. Elfner, III                            George S. Bissell
Chairman and President                           Chairman of the Board
Keystone Investments, Inc.                       Keystone Funds

PAGE 2
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KEYSTONE STRATEGIC DEVELOPMENT FUND

                                A DISCUSSION WITH
                                YOUR FUND MANAGER

         John C. Madden, Jr. is a vice president and senior portfolio manager of Keystone Strategic Development Fund. A Char-
           tered Financial Analyst, Mr. Madden has over 30 years of
       investment experience with both domestic and foreign securities.
                     He holds a BA from Yale University.

Q WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A The Fund seeks capital growth by investing in companies involved in raw materials and infrastructure development. The Fund attempts to capitalize on the opportunities provided by expanding economies and rapid industrialization. Much of this growth is occurring in developing markets around the globe, including Asia, the Pacific Rim and Latin America.
 Typically these companies we invest in provide building blocks needed for growth. The portfolio's top industry holdings include metals and mining, oil, capital goods, and engineering companies.

Diversified by Region
as of September 30, 1995

(Percent Figures for Pie Chart)

Asia/Pacific   (26%)
Europe         (9%)
Latin America  (21%)
North America  (44%)

(as a percent of portfolio assets)

Top 10 Holdings
as of September 30, 1995

                                                                 Percentage of
Stocks                                    Industry                net assets
-------------------------------------------------------------------------------
Potash Corp. of Saskatchewan (Canada)     Metals and mining         3.9
-------------------------------------------------------------------------------
Western Mining (Australia)                Metals and mining         3.7
-------------------------------------------------------------------------------
Enersis (Chile)                           Utility                   2.9
-------------------------------------------------------------------------------
AGCO (U.S.)                               Capital goods             2.9
-------------------------------------------------------------------------------
Korea Electric Power (Korea)              Utility                   2.7
-------------------------------------------------------------------------------
Schlumberger (U.S.)                       Oil service               2.7
-------------------------------------------------------------------------------
RTZ (U.K.)                                Metals                    2.6
-------------------------------------------------------------------------------
CRA Limited (Australia)                   Metals                    2.5
-------------------------------------------------------------------------------
Vale Rio Doce (Brazil)                    Metals                    2.6
-------------------------------------------------------------------------------
ASEA AB (Sweden)                          Construction              2.3
-------------------------------------------------------------------------------

Q WHAT WAS THE MARKET ENVIRONMENT LIKE
DURING THE SIX-MONTH PERIOD?

A The market environment was particularly volatile shortly after the Fund's inception in November 1994, but improved during the most recent six months. This improvement was fueled by better liquidity, lower U.S. interest rates, and a rebound in the U.S. dollar. During the six-month period, investors began to return to selected emerging markets. Lower rates were positive for many companies both in the U.S. and abroad.

Q DID YOU MAKE ANY CHANGES TO THE PORTFOLIO?

A Over the year we gradually increased the Fund's holdings of infrastructure stocks from about 30% (on 3/31/95) to about 40% of portfolio assets. These are stocks of companies involved in building or providing arteries of commerce and transportation. They include

FUND PROFILE

Objective: seeks capital growth by investing in companies involved in industrial and infrastructure development.
Commencement of investment operations: November 1, 1994
Countries: 15
Net assets: $22 million

PAGE 3
-------------------------------------------------------------------------------
the construction of roads and bridges, electric and public utilities, and telecommunications companies. We increased our weighting of these companies because we believe these companies should provide better price stability and consistent returns over the long term.

Q WHAT TYPES OF COMPANIES DID YOU EMPHASIZE?

A Let me answer this with a few examples. In the area of raw materials, one of our favorite stocks is the Australian company, Western Mining. Western controls, with Alcoa, 25% of the world's alumina production. In addition, the company is adding to its capacity in gold, nickel and copper. We think profits should at least double over the next two to three years.

Q IN THE AREA OF INFRASTRUCTURE AREA?

A Of the infrastructure companies we own, one of the best performers has been the engineering and construction company ASEA AB. This company is especially active in the field of power generation and transmission. There is strong demand, particularly in Asia, for new capacity, and continuing demand for replacement and upgrades elsewhere in both emerging and established economies. Again, we expect profit growth over the next several years to be substantial.

   A third interesting company is Vale Rio Doce (CVRD), in Brazil. In addition to being the world's largest producer of iron ore, CVRD has substantial operations in gold, steel and forest products as well as shipping and railroads. Thus, CVRD is a play not only on Brazil's abundant natural resources but also on the infrastructure needed for the country's development.

Q. WHAT IS YOUR OUTLOOK?

A In the United States, we see signs of modest economic growth in combination with relatively low interest rates and subdued inflation. We expect this positive environment to continue. But, importantly, we expect the overseas markets may be poised to rebound. We intend to continue our focus on companies involved in infrastructure and raw materials in developed and emerging markets. We think already there has been a recovery of liquidity in the foreign markets and that may help encourage flow of funds into these areas.

                                (Diamond end note)

         This column is intended to answer questions about your Fund.
               If you have a question you would like answered,
                 please write to: Keystone Investments, Inc.
                  Attn: Manager, Shareholder Communications,
                       200 Berkeley Street, 22nd Floor
                       Boston, Massachusetts 02116-5034

PAGE 4
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KEYSTONE STRATEGIC DEVELOPMENT FUND

YOUR FUND'S PERFORMANCE

(Mountain chart)

Growth of an Investment in
Keystone Strategic Development Fund Class A

 In Thousands
          9,453
11/94     9,086
          8,841
1/95      8,303
          8,228
3/95      8,501
          8,935
5/95      9,039
          9,133
7/95      9,849
          9,463
9/95      9,510

A $10,000 investment in Keystone Strategic Development Fund Class A made on October 17, 1994 with all distributions reinvested was worth $9,510 on September 30, 1995. Past performance is no guarantee of future results.



SIX-MONTH PERFORMANCE AS OF            September 30, 1995
---------------------------------------------------------
                           Class A    Class B    Class C
Total returns*              11.86%     11.46%     11.46%
Net asset value 3/31/95     $9.02      $8.99      $8.99
               9/30/95      $10.09     $10.02     $10.02
Dividends                   None       None       None
Capital gains               None       None       None

*Before deducting front-end or contingent deferred sales charge (CDSC).

HISTORICAL RECORD               as of September 30, 1995
---------------------------------------------------------
Cumulative total returns  Class A     Class B    Class C
Life of Class
 w/o sales charge         0.90%       0.20%      0.20%
 with sales charge       -4.90%      -4.80%     -0.80%

Class A, Class B, and Class C shares began investment operations on October 17, 1994.

   Class A share performance is reported at the current maximum front-end sales charge of 5.75%.

   Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of the period and reflects the deduction of a 5% CDSC.

   Class C share performance reflects the deduction of the 1% CDSC for shares held less than one year.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 5
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                                 GLOSSARY OF
                              MUTUAL FUND TERMS

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 6
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS-September 30, 1995
(Unaudited)

                                         NUMBER       MARKET
                                       OF SHARES       VALUE
===============================================================================
COMMON STOCKS (90.5%)
(bullet) ARGENTINA (2.1%)
Oil (1.3%)
   YPF SA                                15,100    $  272,555
-------------------------------------------------------------------------------
Utilities ( 0.8%)
   Central Costanera                     73,200       190,320
-------------------------------------------------------------------------------
(bullet) TOTAL ARGENTINA                             462,875
===============================================================================
(bullet) AUSTRALIA (16.8%)
Oil (3.5%)
   Santos Ltd                            75,000       209,719
   Woodside Petroleum                   111,800       537,370
-------------------------------------------------------------------------------
                                                      747,089
-------------------------------------------------------------------------------
Capital Goods (1.0%)
   MEMTEC Limited                       127,200       225,907
-------------------------------------------------------------------------------
Iron and Steel (4.9%)
   Broken Hill Proprietary Co. Ltd.      36,267       499,932
   CRA Limited                           35,400       553,794
-------------------------------------------------------------------------------
                                                    1,053,726
-------------------------------------------------------------------------------
Metals and Mining (7.4%)
   QNI Limited (b)                      150,000       311,744
   Savage Resources (b)                 664,000       501,814
   Western Mining Corp.                 120,700       789,950
-------------------------------------------------------------------------------
                                                    1,603,508
-------------------------------------------------------------------------------
(bullet) TOTAL AUSTRALIA                            3,630,230
===============================================================================
(bullet) BOLIVIA (1.1%)
Utilities (1.1%)
   Compania Bolivia De Energia            8,300       242,775
===============================================================================
(bullet) BRAZIL (7.0%)
Utilities (1.5%)
   Electrobras                       1,020,000        314,637
-------------------------------------------------------------------------------
Telecommunications (3.4%)
   Telecomunicacoes Brasilieros
    S.A.                                 15,500       738,188
-------------------------------------------------------------------------------
Oil (2.1%)
   Petrol Brasilieros                 4,330,000       458,846
-------------------------------------------------------------------------------
(bullet) TOTAL BRAZIL                               1,511,671
===============================================================================
(bullet) CANADA (16.1%)
Oil (3.5%)
   Arakis Energy Corporation (b)        44,600       287,113
   Canadian Occidental
    Petroleum Ltd.                      15,050       477,276
-------------------------------------------------------------------------------
                                                      764,389
-------------------------------------------------------------------------------
Metals and Mining (10.9%)
   Alcan Aluminum Ltd.                  15,200       491,928
   Inco Ltd.                            14,800       507,886
   Potash Corp. of
    Saskatchewan, Inc.                  13,500       841,176
TECK Corp.                              26,200       521,427
-------------------------------------------------------------------------------
                                                    2,362,417
-------------------------------------------------------------------------------
Precious Metals (1.7%)
   TVX Gold, Inc. (b)                    53,200       366,119
-------------------------------------------------------------------------------
(bullet) TOTAL CANADA                               3,492,925
===============================================================================
(bullet) CHILE (4.2%)
Forest Products (1.3%)
   Maderas Ysinteticos Sociedad          14,200       273,350
-------------------------------------------------------------------------------
Utilities (2.9%)
   Enersis S.A.                          24,500       618,625
===============================================================================
(bullet) TOTAL CHILE                                  891,975
===============================================================================


See Notes to Schedule of Investments.

PAGE 7
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS-September 30, 1995
(Unaudited)


                                          NUMBER       MARKET
                                       OF SHARES        VALUE
-------------------------------------------------------------------------------

(bullet) FRANCE (2.3%)
   Oil (1.8%)
   Total S.A.                              6,525     $ 394,852
-------------------------------------------------------------------------------
Oil Service (0.5%)
  Coflexip (b)                             3,920       114,627
-------------------------------------------------------------------------------
(bullet) TOTAL FRANCE                                  509,479
===============================================================================
(bullet) HONG KONG (1.3%)
Telecommunications (1.3%)
   Hong Kong
     Telecommunication                  151,200        274,760
===============================================================================
(bullet) KOREA (2.8%)
Utilities (2.7%)
   Korea Electric Power Corp.           23,100        586,164
-------------------------------------------------------------------------------
Iron and Steel (0.1%)
   Pohang Iron and Steel                   170         14,672
===============================================================================
(bullet) TOTAL KOREA                                  600,836
===============================================================================
(bullet) MEXICO (1.5%)
Precious Metals (1.5%)
   Industrias Penoles S.A. de
     C.V.                               85,000        319,749
===============================================================================
(bullet) NEW ZEALAND (2.0%)
Paper and Packaging (2.0%)
   Fletcher Challenge                   21,396         28,590
   Fletcher Challenge Forest           150,800        406,977
===============================================================================
(bullet) TOTAL NEW ZEALAND                            435,567
===============================================================================
(bullet) PERU (1.3%)
Telecommunications (1.3%)
   CPT Telefonica Del Peru             148,000        283,790
===============================================================================
(bullet) SWEDEN (1.8%)
Electrical Products (1.8%)
   Asea AB, Series B                     3,996        396,912
===============================================================================
(bullet) UNITED KINGDOM (3.7%)
   Iron and Steel (1.1%)
   British Steel PLC                    83,000        237,368
-------------------------------------------------------------------------------
Metals and Mining (2.6%)
   RTZ Corp.                            38,139        555,905
-------------------------------------------------------------------------------
(bullet) TOTAL UNITED KINGDOM                         793,273
===============================================================================
(bullet) UNITED STATES (26.5%)
Capital Goods (8.8%)
   AGCO Corp.                           13,500        614,250
   Caterpillar Inc.                      8,400        477,750
   CBI Industries Inc.                  18,100        429,875
   Fluor Corp.                           6,700        375,200
-------------------------------------------------------------------------------
                                                    1,897,075
-------------------------------------------------------------------------------
Metals and Mining(1.9%)
Phelps Dodge Corp.                       6,700        419,588
-------------------------------------------------------------------------------
Precious Metals (6.9%)
   AMAX Gold Inc.                       33,000        202,125
   Battle Mountain Gold Co.             18,300        180,714
   Homestake Mining Co.                 28,600        486,200
   Newmont Mining Corp.                  4,800        204,000
   Santa Fe Pacific Gold Corp.
     (b)                                24,000        303,000
   Stillwater Mining Co.                 5,100        107,100
-------------------------------------------------------------------------------
                                                    1,483,139
-------------------------------------------------------------------------------
Utility (1.7%)
   Enron Global Power &
     Pipelines                          16,000        366,000
-------------------------------------------------------------------------------
Oil (2.3%)
   Frontier Oil Exploration Co.        100,000        231,250
   Triton Energy Corp. (b)               5,500        266,063
-------------------------------------------------------------------------------
                                                      497,313
-------------------------------------------------------------------------------
Oil Services (2.7%)
   Schlumberger, Ltd.                    8,900        580,725
-------------------------------------------------------------------------------

                                                       (continued on next page)

PAGE 8
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KEYSTONE STRATEGIC DEVELOPMENT FUND


SCHEDULE OF INVESTMENTS-September 30, 1995
(Unaudited)

                                          Number        Market
                                      of Shares          Value
--------------------------------------------------------------------------------
Paper & Packaging (2.2%)
Weyerhaeuser Co.                         10,600   $   483,625
(bullet) TOTAL UNITED STATES                        5,727,465
(bullet) TOTAL COMMON STOCKS (Cost
  $17,304,052)                                     19,574,282

(bullet) BRAZIL (3.1%)
 Iron and Steel (3.1%)
  Vale do Rio Doce Navegacao S.A.     3,236,000       541,538
 Marco Polo SA                          700,000       128,535
TOTAL PREFERRED STOCKS
  (Cost $675,876)                                     670,073
==============================================================================
                                       Maturity
                                          Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.0%)
Investments in repurchase
  agreements in a joint trading
  account, 6.32%, maturing 4/3/95
  (a)                                $    3,001         3,000
TOTAL REPURCHASE AGREEMENTS
  (Cost $3,000)                                         3,000
==============================================================================
                                            MATURITY       MARKET
                                              VALUE        VALUE
------------------------------------------------------------------------------
INVESTMENT COMPANY (1.6%)
(bullet) AUSTRALIA (1.6%)
First Resources Development Fund (b)         $600,000    $   353,688
------------------------------------------------------------------------------
TOTAL REGULATED INVESTMENT COMPANY
  (Cost $464,864)                                            353,688
==============================================================================
WARRANTS/RIGHTS (0.2%)
Australia (0.2%)
First Resources Development Fund, options
  (b)                                         600,000         45,345
------------------------------------------------------------------------------
TOTAL WARRANTS/RIGHTS
  (Cost $0)                                                   45,345
==============================================================================
TOTAL INVESTMENTS
  (Cost $18,447,792) (c)                                  20,646,388
==============================================================================
FOREIGN CURRENCY HOLDINGS (1.1%)
  (Cost $253,853)                                            244,980
==============================================================================
OTHER ASSETS AND LIABILITIES -
  NET (3.5%)                                                 749,798
==============================================================================
NET ASSETS (100.0%)                                      $21,641,166
==============================================================================


(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1995.

(b) Non-income-producing security.

PAGE 9
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FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                  Period from October 7, 1994
                                             Six Months Ended     (commencement of operations)
                                            September 30, 1995         to March 31, 1995
===============================================================================================
  Net asset value: Beginning of period            $  9.02                  $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                      (0.020)                 (0.002)
 Net gain (loss) on investment and
   foreign currency related transactions            1.090                  (0.978)
-----------------------------------------------------------------------------------------------
  Total income from investment operations           1.070                  (0.980)
-----------------------------------------------------------------------------------------------
Net asset value: End of period                     $10.09                 $ 9.02
===============================================================================================
Total return (a)                                    11.46%                 (9.80%)
Ratios/supplemental data
Ratios to average net assets:
 Operating and management expenses (b)               2.52%                  2.77%
 Net investment income (loss) (b)                   (0.43%)                (0.07%)
 Portfolio turnover rate                               23%                    13%
Net assets, end of period (thousands)              $4,594                 $4,890
===============================================================================================
(a) Excluding applicable sales charges.
(b) Annualized

See Notes to Financial Statements.

PAGE 10
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)


                                                                  Period from October 7, 1994
                                             Six Months Ended     (commencement of operations)
                                            September 30, 1995         to March 31, 1995
===============================================================================================
Net asset value: Beginning of period              $ 8.99                    $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                      (0.080)                    (0.026)
 Net gain (loss) on investment and
   foreign currency related transactions            1.110                     (0.984)
-----------------------------------------------------------------------------------------------
  Total income from investment operations           1.030                     (1.010)
-----------------------------------------------------------------------------------------------
Net asset value: End of period                     $10.02                    $  8.99
===============================================================================================
Total return (a)                                    11.46%                    (10.10%)
Ratios/supplemental data
Ratios to average net assets:
 Operating and management expenses (b)               3.26%                      3.55%
 Net investment income (loss) (b)                   (1.19%)                    (0.80%)
 Portfolio turnover rate                               23%                        13%
Net assets, end of period (thousands)             $15,255                    $14,688
===============================================================================================
(a) Excluding applicable sales charges.
(b) Annualized

See Notes to Financial Statements.

PAGE 11
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND


FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)


                                                                  Period from October 7, 1994
                                             Six Months Ended     (commencement of operations)
                                            September 30, 1995         to March 31, 1995
===============================================================================================
Net asset value: Beginning of period              $ 8.99                    $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                      (0.070)                    (0.034)
 Net gain (loss) on investment and
   foreign currency related transactions            1.100                     (0.976)
-----------------------------------------------------------------------------------------------
  Total income from investment operations           1.030                     (1.010)
-----------------------------------------------------------------------------------------------
Net asset value: End of period                     $10.02                    $  8.99
===============================================================================================
Total return (a)                                    11.46%                    (10.10%)
Ratios/supplemental data
Ratios to average net assets:
 Operating and management expenses (b)               3.26%                      3.51%
 Net investment income (loss) (b)                   (1.19%)                    (0.93%)
 Portfolio turnover rate                               23%                        13%
Net assets, end of period (thousands)              $1,792                     $1,393
===============================================================================================
(a) Excluding applicable sales charges.
(b) Annualized.

PAGE 12
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES--
September 30, 1995 (Unaudited)

==============================================================================
Assets:
Investments at market value
  (identified cost--$18,447,792) (Note 1)      $20,646,388
Foreign currency holdings
  (identified cost--$253,853) (Note 1)             244,980
------------------------------------------------------------------------------
  Total Investments
    (identified cost--$18,701,645)              20,891,368
------------------------------------------------------------------------------
Cash                                               146,847
Receivable for:
 Investments sold                                  309,626
 Forward Foreign Currency Exchange Contracts
   (Notes 1 and 5)                               4,414,644
 Dividends and interest                             29,030
 Fund shares sold                                  309,176
Deferred organization expense (Note 1)              38,806
Prepaid expenses                                    10,514
------------------------------------------------------------------------------
  Total assets                                  26,150,011
------------------------------------------------------------------------------
Liabilities:
Payable for:
 Investments purchased                              49,508
 Forward Foreign Currency Exchange Contracts
   (Notes 1 and 5)                               4,433,490
 Fund shares redeemed                               10,087
Foreign taxes withheld                                 549
Other accrued expenses                              15,211
------------------------------------------------------------------------------
  Total liabilities                              4,508,845
------------------------------------------------------------------------------
Net assets                                     $21,641,166
==============================================================================
Net assets represented by:
Paid-in-capital (Note 1)                       $20,880,452
Accumulated net investment income (loss)          (137,186)
Accumulated realized losses on investment
  and foreign currency related
  transactions--net                             (1,273,037)
Net unrealized appreciation on investments
  and foreign currency related transactions      2,191,015
Net unrealized depreciation on currency and
  forward foreign currency exchange
  contracts                                        (20,078)
------------------------------------------------------------------------------
  Total net assets                             $21,641,166
------------------------------------------------------------------------------
Net asset value per share: (Note 2)
Class A Shares ($10.09   455,417 shares
  outstanding)                                 $ 4,594,032
Class B Shares ($10.02 1,523,117 shares
  outstanding)                                  15,254,706
Class C Shares ($10.02   178,903 shares
  outstanding)                                   1,792,428
------------------------------------------------------------------------------
                                               $21,641,166
------------------------------------------------------------------------------
Offering price per share:
Class A Shares (including sales charge of
  5.75%) (Note 1)                                   $10.71
------------------------------------------------------------------------------
Class B Shares                                      $10.02
------------------------------------------------------------------------------
Class C Shares                                      $10.02
==============================================================================

STATEMENT OF OPERATIONS--
Six Months Ended September 30, 1995
==============================================================================
Investment income: (Note 1)
 Interest                                                   $   49,178
 Dividends (net of foreign withholding
   taxes of $16,344)                                           164,501
------------------------------------------------------------------------------
  Total income                                                 213,679
------------------------------------------------------------------------------
Expenses: (Notes 1, 2 and 4)
Management fee                                $  110,929
Transfer agent fees                               44,028
Auditing                                          13,694
Accounting and legal                               2,268
Custodian fees                                    22,987
Printing                                           7,539
Distribution Plan expenses                        92,065
Registration fees                                 27,040
Amortization of organization expense               4,737
Miscellaneous expenses                             1,327
------------------------------------------------------------------------------
  Total expenses                                               326,614
------------------------------------------------------------------------------
Investment income (loss)--net                                 (112,935)
------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions--net:
Realized loss on:
 Investment transactions                         (53,012)
 Foreign currency related transactions          (107,420)
------------------------------------------------------------------------------
Net realized loss on investments and
   foreign currency related transactions                      (160,432)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments
   and foreign currency related transactions
  Beginning of period                           (561,958)
  End of period                                2,191,015
                                                             2,752,973
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on forward
   foreign currency exchange contracts
  Beginning of period                             25,799
  End of period                                  (20,078)
------------------------------------------------------------------------------
                                                               (45,877)
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on investments, foreign currency related transactions
   and forward foreign currency exchange contracts           2,707,096
------------------------------------------------------------------------------
Net gain (loss) on investments, foreign currency
   related transactions and forward foreign
   currency exchange contracts                               2,546,664
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               $2,433,729
==============================================================================

PAGE 13
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended     Period from October 7, 1994
                                               September 30, 1995   (commencement of operations)
                                                  (Unaudited)            to March 31, 1995
===============================================================================================
Operations:
Net Investment income (loss)                       $  (112,935)              $   (54,640)
Net realized loss on investment and foreign
  currency related transactions                       (160,432)               (1,120,540)
Net change in unrealized appreciation
  (depreciation) on investments, foreign
  currency related transactions and foreign
  currency exchange contracts                        2,707,096                  (536,159)
------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from
  operations                                         2,433,729                (1,711,339)
------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
 Proceeds from shares sold--Class A Shares             528,245                 5,752,543
 Proceeds from shares sold--Class B Shares           1,433,467                17,241,435
 Proceeds from shares sold--Class C Shares             337,736                 1,573,595
 Payments for shares redeemed--Class A Shares       (1,402,195)                 (506,367)
 Payments for shares redeemed--Class B Shares       (2,560,719)               (1,400,994)
 Payments for shares redeemed--Class C Shares          (99,570)                  (78,400)
------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from  capital share transactions        (1,763,036)               22,581,812
  Total increase in net assets                         670,693                20,870,473
------------------------------------------------------------------------------------------
Net assets:
Beginning of period                                 20,970,473                   100,000
-----------------------------------------------------------------------------------------
End of period (including accumulated net
  investment income (loss)) as follows:
September 30, 1995--(137,186)
March 31, 1995--(24,251) (Note 1)                  $21,641,166               $20,970,473
=========================================================================================

See Notes to Financial Statements

PAGE 14
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND


NOTES TO FINANCIAL STATEMENTS

(1.)  SIGNIFICANT ACCOUNTING POLICIES

Keystone Strategic Development Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") (formerly, Keystone Custodian Funds, Inc.) is the investment adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

   The Fund currently offers three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when the shares were purchased and how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC") (formerly, Keystone Distributors, Inc.), the Fund's principal underwriter.

   Equitilink International Management Limited ("EIML"), acts as sub-adviser to the Fund. Subject to the supervision of the Fund's Board of Trustees and Keystone, EIML provides investment supervision and furnishes an investment program for certain assets of the Fund, as well as providing research and advice concerning the purchase and sale of securities by the Fund.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") (formerly, Keystone Group, Inc.), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.

   Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates.

   B. Those investments traded or denominated in foreign currency amounts are translated into United States dollars as follows: market value of investments, assets, and liabilities at the daily rate of exchange; and purchases and sales of investments, income, and expenses at the rate of exchange prevailing on the respective dates of such transactions.

PAGE 15
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND

C. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

D. The Fund intends to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

E. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

F. From time to time the Fund may enter into forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

G. The Fund distributes net investment income and net capital gains, if any, to shareholders annually. Distributions to shareholders are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. Distributions from taxable net investment income and net capital gains can differ from book basis net investment income and net capital gains.

The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to differences in the treatment of net operating losses and unrealized appreciation on foreign currency exchange contracts.

H. Organizational expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expense in the same proportion as the number of initial shares

PAGE 16
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND

being redeemed bears to the number of initial shares outstanding at the time of redemption.
(2) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                              Class A Shares
                       -------------------------------------------------------
                         Six Months Ended       Year Ended
                        September 30, 1995    March 31, 1995
------------------------------------------------------------------------------
Shares sold                    54,135            594,548
Shares redeemed              (140,997)           (55,269)
------------------------------------------------------------------------------
Net increase/decrease         (86,862)           539,279
==============================================================================
                                              Class B Shares
                       -------------------------------------------------------
                         Six Months Ended       Year Ended
                        September 30, 1995    March 31, 1995
------------------------------------------------------------------------------
Shares sold             146,255           1,787,714
Shares redeemed        (257,607)           (156,245)
------------------------------------------------------------------------------
Net increase           (111,352)          1,631,469
==============================================================================
                                              Class C Shares
                       -------------------------------------------------------
                         Six Months Ended       Year Ended
                        September 30, 1995    March 31, 1995
------------------------------------------------------------------------------
Shares sold             33,676             160,011
Shares redeemed         (9,793)             (8,991)
------------------------------------------------------------------------------
Net increase            23,883             151,020
==============================================================================

    The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of shares sold by such and remaining outstanding on the books of the Fund for specified periods.

   The Class B Distribution Plan provides for payment at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 3.00% of the value of each share sold; and (ii) service fees at an annual rate of 0.25% of the average net asset value of shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

   Effective June 1, 1995, the commission paid will increase to approximately 4% of the value of each share sold. In addition, the class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 months following the date of purchase to 1% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) (i) a payment at the time of purchase of 1.00% of the value of each share sold, such payment to consist of a commission in the amount of 0.75% and the first year's service fee in advance in the amount of 0.25%; and (ii) beginning approximately 15 months after purchase, a commission

PAGE 17
-------------------------------------------------------------------------------
at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at an annual rate of 0.25%, respectively, of the average net asset value of each share sold by such others and remaining outstanding on the books of the Fund for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which have been earned while the Distribution Plan was in effect.

   For the period ended September 30, 1995, the Fund paid KIDC $6,253, under its Class A Distribution Plan. The Fund paid KIDC $76,394 for Class B shares sold prior to June 1, 1995 and $1,585 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $7,913 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans were $936,363 for class B shares purchased prior to June 1, 1995 and $52,406 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $108,043 as of September 30, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.)  SECURITIES TRANSACTIONS

   For the period ended September 30, 1995, purchases and sales of investment securities were as follows:


                           Cost of          Proceeds
                          Purchases        from Sales
------------------------------------------------------------------------------
Portfolio securities     $  6,061,636    $  4,739,794
Short-term investments    202,709,874     206,817,874
                         ------------    ------------
                         $208,771,510    $211,557,668
                         ============    ============

(4.) INVESTMENT MANAGEMENT AND TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, dated September 21, 1994, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee at the annual rate of 1.00% of the aggregate net asset value of the Fund. Keystone has entered into a Sub- Investment Advisory Agreement with EIML, dated September 21, 1994, under which EIML provides investment research and advice to the Fund in both a non-discretionary and a discretionary capacity. For its services EIML receives from Keystone a monthly fee equal to; (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity; plus (2) 10% of Keystone's net fee for such month for services rendered in a discretionary capacity.

For the period ended September 30, 1995, the Fund paid or accrued to Keystone investment management and administrative service fees of $110,929, which represented 1.00% of the Fund's average net assets on an annualized basis. For the period ended September 30, 1995, Keystone paid or accrued to EIML $22,186 for services rendered in a non- discretionary capacity.

The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

PAGE 18
-------------------------------------------------------------------------------
KEYSTONE STRATEGIC DEVELOPMENT FUND

For the period ended September 30, 1995, the Fund paid or accrued to KIRC $9,807 as reimbursement for certain accounting, tax and printing services and $44,028 for transfer agent fees.

Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

(5.) Forward Foreign Currency Exchange

Contracts

At March 31, 1995, the Fund had entered into the following foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized depreciation of ($18,846) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

 Exchange      Currency to      U.S. $ value     Currency to      U.S. $ value
   date       be delivered     as of 9/30/95     be received     as of 9/30/95
------------------------------------------------------------------------------
November
  10, 1995     3,991,509         3,011,205       2,957,708          2,957,708
               Australian $                       U.S. $
November
  10, 1995     937,000           937,000         1,267,278            956,038
                U.S $                            Australian $
November
  03, 1995     2,390,688         485,285         500,898              500,898
               French Franc                       U.S. $

------------------------------------------------------------------------------
                                 $4,433,490                        $4,414,644
==============================================================================

(6.) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute to its shareholders dividends from net investment income and net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in October, November or December and paid in the following fiscal year will be taxable to shareholders in the year declared.

PAGE 19
------------------------------------------------------------------------------
                              KEYSTONE'S SERVICES
                               FOR SHAREHOLDERS

   KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[BACK COVER]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                Omega Fund, Inc.
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. Its use for other purposes is authorized only when it is preceded or accompanied by the prospectus, describing all fees, charges and other important facts about the Fund.

[Keystone Logo] KEYSTONE INVESTMENTS
P.O. Box 2121
Boston, Massachusetts 02106-2121

SDF-AR11/95
4M                                                         ["Recycled" symbol]


[FRONT COVER]

KEYSTONE
[Photo]

STRATEGIC DEVELOPMENT FUND


[Keystone logo]


SEMIANNUAL REPORT
SEPTEMBER 30, 1995